PERMANENT PORTFOLIO® Class A — PRPDX | Class C — PRPHX | Class I — PRPFX SUMMARY PROSPECTUS May 30, 2024

Before you invest, you may want to review the Portfolio’s statutory prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at www.permanentportfoliofunds.com. You can also get this information at no cost by calling the Portfolio’s Transfer Agent at (800) 341-8900 or the Portfolio’s Shareholder Services Office at (800) 531-5142, or by contacting your financial intermediary. The Portfolio’s statutory prospectus and statement of additional information, each dated May 30, 2024 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

Permanent Portfolio® seeks to preserve and increase the purchasing power value of its shares over the long term.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses you would pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for initial sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Portfolios of Permanent Portfolio Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Your Investment — How Sales Charges are Calculated — Sales Charge Reductions and Waivers” on page 73 of the Portfolio’s Prospectus and “Additional Purchase, Sale (Redemption) and Account Information — Initial Sales Charges on Class A Shares” on page 55 of the Portfolio’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	1.00%	[1]	1.00%	[1]	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.79%		.79%		.79%
Distribution and/or Service (12b-1) Fees	.25%		1.00%		—%
Other Operating Expenses	.03%		.03%		.03%
Total Annual Portfolio Operating Expenses	1.07%		1.82%		.82%

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. For Class C shares, a CDSC of 1.00% applies to shares that are redeemed within one year of purchase.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$604	$824	$1,062	$1,744
Class C
• Assuming complete redemption at end of period	$290	$577	$993	$2,153
• Assuming no redemption	$187	$577	$993	$2,153
Class I	$84	$263	$457	$1,016

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the example above, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15.26% of the average value of its portfolio.

Principal Investment Strategies

In pursuit of its investment objective, the Portfolio’s strategy is to invest a fixed “Target Percentage” of its net assets in each of the following investment categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss franc assets	10%
Real estate and natural resource stocks	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

These Target Percentages are fundamental and cannot be changed without shareholder approval.

Because investment prices are constantly changing, the Portfolio’s holdings are not expected to match exactly the Target Percentages. Ordinarily, whenever the Portfolio’s holdings in an investment category deviate from the category’s Target Percentage by more than one-quarter of the Target Percentage, the Portfolio will buy or sell investments to bring investments back within range (unless the discrepancy is corrected by changes in market prices) and will do so within ninety days. However, the Portfolio’s investment adviser may delay making portfolio adjustments if in its view, circumstances, including a disorderly market or adverse tax consequences, make it desirable to do so. The investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category.

The Portfolio’s investments in:

•	Gold — consists of gold bullion and bullion-type coins;

•	Silver — consists of silver bullion and bullion-type coins;

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Swiss franc assets — consist of demand deposits of Swiss francs at Swiss or non-Swiss banks and highly rated bonds, as defined below, and other securities of the federal government of Switzerland of any maturity;

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Real estate and natural resource stocks — include stocks (including common and preferred shares, and depository receipts such as American Depositary Receipts (“ADRs”)) of U.S. and foreign companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, land with improvements and structures and real estate investment trusts (“REITs”)) and natural resources (such as companies involved directly or indirectly in exploring, mining, refining, processing, transporting, fabricating and dealing in oil, gas, coal and precious and non-precious minerals);

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Aggressive growth stocks — include stocks and stock warrants of U.S. and foreign companies that are expected to have a higher profit potential than the stock market as a whole and whose shares are valued primarily for potential growth in revenues, earnings, dividends or asset values rather than for current income. Such companies may include those involved in technology, medicine, capital goods, construction, transportation, finance, entertainment or service, those developing or exploiting new industries, products, services or markets, or those whose shares are otherwise undervalued. The price volatility of such investments is expected to be greater than the price volatility of the U.S. stock market as a whole; and

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Dollar assets — include cash, U.S. Treasury bills, notes and bonds, and other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, banker’s acceptances and other bank obligations, commercial paper, and corporate bonds and other fixed income obligations of U.S. and non-U.S. issuers.

The Portfolio is non-diversified and thus may be able to invest more of its assets in fewer issuers and types of investments (e.g., gold and silver) than a diversified fund.

The Portfolio may invest in shares of companies of any market capitalization, including small-, mid- and large- capitalization companies. Within its aggressive growth stocks investment category, the Portfolio expects to hold stocks of issuers from at least twelve different industry groups. The Portfolio may own investments issued by non-U.S. banks and governments and may own stock in non-U.S. companies or investments held outside the United States, including in emerging markets. Corporate bonds and other fixed income obligations in the Portfolio’s dollar assets investment category, as well as highly rated bonds of the federal government of Switzerland, will, at the time of investment, be rated in the top four rating categories by S&P Global Ratings, a division of S&P Global, Inc. (“S&P”), rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the Portfolio’s investment adviser to be of comparable quality. The Portfolio does not attempt to maintain any pre-set average portfolio maturity or duration in its dollar assets or Swiss franc assets investment categories.

The Portfolio’s strategy of investing a fixed Target Percentage of its net assets in the investment categories listed in the table above reflects the opinion of the Portfolio’s investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them.

Viewed in isolation, some of the Portfolio’s assets, such as gold, silver and stock warrants (in its aggressive growth stocks investment category), would be considered highly speculative. However, the Portfolio’s investment adviser believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Portfolio’s investments in the aggregate may be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

Principal Investment Risks

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. Even if the Portfolio does achieve its investment objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time. The principal risks of investing in the Portfolio include:

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Market risk — prices of the investments held by the Portfolio will fluctuate, sometimes rapidly and unexpectedly. These fluctuations may cause the price of an investment to decline for short- or long-term periods and cause the investment to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Investments in each of the Portfolio’s investment categories may decline in value due to factors affecting the gold and silver markets, individual issuers, securities markets generally or particular industries or sectors within the securities markets. Changes in market conditions may not have the same impact on all investment categories.

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Epidemic or pandemic risk — health crises caused by outbreaks of disease may create, initiate, or exacerbate existing or pre-existing political, social, and economic risks in the United States or globally. The impact of such epidemics and pandemics that may arise in the future could negatively affect the economic, investment or operational performance of individual countries, economies, asset classes, industries, and sectors in significant and unforeseen ways. Further, such circumstances could continue for an extended period of time and may continue to adversely affect the value and liquidity of the Portfolio’s investments. In addition, governments, their regulatory agencies, or their self-regulatory organizations may take actions in response to such pandemics and epidemics, including providing significant fiscal and monetary policy support to local and global economies and financial markets. Such actions could result in interest rate volatility, inflation or deflation, or the rapid expansion of public debt. The ultimate impact or success of those measures on the economy or financial markets is unknown and may not be known for some time. Further, the effect of such measures on the Portfolio’s investments or on the issuers of such investments are also unknown and could adversely impact the Portfolio’s investment performance.

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Risks of investments in gold and silver — gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the gains and losses realized by the Portfolio upon sale. Prices of gold and silver may fluctuate, sharply or gradually, and over short or long periods of time. The prices of gold and silver have fluctuated widely over the past several years. If gold and silver markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the Portfolio’s performance may be significantly impacted. The prices of gold and silver may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, change in the attitude of speculators and investors towards gold, changes in industrial and commercial demand, developments in the gold and silver mining industries, gold and silver sales by governments, central banks or international institutions, investment and trading activities of market participants, including hedge funds or speculators, commodity funds and exchange traded funds, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, the Portfolio’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. While gold and silver are used to preserve wealth by investors around the world, there is no assurance that gold or silver will maintain its long-term value in terms of future purchasing power. Furthermore, although gold and silver have been used as portfolio diversifiers due to their historically low-to-negative correlation with stocks and bonds, diversification does not ensure against, nor can it prevent, loss. The gold and silver bullion and bullion-type coins held by the Portfolio’s subcustodian on behalf of the Portfolio could be lost, damaged, stolen or destroyed. Access to the Portfolio’s gold and silver holdings could also be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). The gold and silver custody operations of the subcustodian are not subject to specific governmental regulatory supervision. The subcustodian’s procedures may not prevent the deposit of gold or silver on behalf of the Portfolio that fails to meet the purity standards agreed to at the time of purchase. The Portfolio does not insure its gold and silver holdings and the responsibility of the Portfolio’s custodian and any subcustodian for loss, damage or destruction of the Portfolio’s gold and silver holdings is very limited under the agreements governing the custody and subcustody arrangements. In addition, if the Portfolio’s gold and silver bullion and bullion-type coins are lost, damaged, stolen or destroyed under circumstances rendering the custodian, any subcustodian or any other third party liable to the Portfolio (or the custodian or any subcustodian), the responsible party may not have the financial resources (including liability insurance coverage) sufficient to satisfy such claim. Consequently, the value of the Portfolio’s shares may be adversely affected by loss, damage or destruction to the bullion and bullion-type coins for which the Portfolio may not be reimbursed. When holding bullion, the Portfolio may encounter higher custody and other costs than those normally associated with ownership of securities. Gains realized upon the sale of bullion or bullion-type coins will not count towards the requirement in the Internal Revenue Code of 1986, as amended (“Code”), that at least 90% of the Portfolio’s gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources, except to the extent that the Portfolio has invested in bullion as a hedge with respect to investment in the securities of companies engaged in mining gold or silver. Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so. If the Portfolio is not able to satisfy this or other requirements under the Code for any taxable year, the Portfolio would become subject to corporate federal income tax for that year on all of its taxable income and recognized gains.

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Risks of investments in Swiss franc assets — the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. Swiss government bonds are also subject to interest rate risk and income risk, which are described under “Risks of investments in dollar assets” below. The Portfolio may also be significantly affected by other economic, monetary or political developments in Switzerland. The U.S. dollar/Swiss franc exchange rate may adversely affect the value (in U.S. dollar terms) of the Portfolio’s Swiss franc assets. The Swiss franc has shown cyclical periods of strength and weakness against the U.S. dollar, and will likely continue to do so. The performance of the Swiss franc versus the U.S. dollar may be prolonged or amplified by slow growth or other negative developments affecting the European economy.

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Risks of investments in real estate and natural resource stocks — investments in real estate and natural resource stocks are subject to market risk, capitalization risk and risk of investments in foreign securities. Any decline in the general level of prices of oil, gas, coal, minerals or real estate would be expected to have an adverse impact on these stocks. Real estate-related investments, such as stocks of real estate-related companies, REITs and related instruments, will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Additionally, investments in REITs involve other risk factors, including poor performance by the REIT’s manager, changes to tax laws and self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Code, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended (“1940 Act”). The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. REITs are subject to management fees and other expenses, and so to the extent that the Portfolio invests in REITs the Portfolio will bear its proportionate share of the costs of the REITs’ operations. Investments in natural resource companies can be significantly affected by events relating to international political and economic developments, expropriation or other confiscation, population growth and changing demographics, energy conservation, the success of exploration projects, global commodity prices, adverse international monetary policies, tax and other government regulations, and natural phenomena around the world, such as drought, floods and other adverse weather conditions and livestock disease.

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Risks of investments in aggressive growth stocks — investments in aggressive growth stocks are subject to market risk, capitalization risk and risk of investments in foreign securities. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. or foreign stock market investments in general are declining.

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Risks of investments in dollar assets — investments in debt securities are generally subject to interest rate risk, credit risk, income risk, and prepayment and extension risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s dollar assets. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Portfolio’s sensitivity to interest rate risk will increase with any increase in the Portfolio’s overall duration. Credit risk is the risk that an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations. The Portfolio’s dollar assets are also subject to income risk. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return. In addition to income risk, if a security held by the Portfolio is called or paid off by the issuer more quickly than originally anticipated, the Portfolio may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and may increase the magnitude of resulting price declines.

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Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others: unfavorable differences in liquidity and volatility; less developed or less efficient trading markets; less stringent accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition; social, political or economic instability; revolutions, wars or diplomatic developments; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment); and settlement, custodial or other operational risks. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging (less developed) market securities may involve higher levels of each of these risks.

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Allocation risk — because the Portfolio invests a fixed Target Percentage of its net assets in designated asset classes, the Portfolio has less flexibility in its investment strategy than other funds that are not subject to such limitations. It is possible that investment in the designated asset classes or the investments in the individual asset classes will cause the Portfolio to lose value or to underperform other funds with a similar investment objective.

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Bank obligations risk — investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

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Capitalization risk — to the extent the Portfolio emphasizes stocks of small-, mid- or large-companies, it takes on the associated risks. Investments in the stocks of small- and mid-capitalization companies may be more volatile and less liquid than the stocks of larger companies. Small- and mid-capitalization stocks may also underperform other types of stocks or be difficult to sell when the economy is not robust or during market or sector downturns. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to market changes and opportunities.

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U.S. government and agency securities risk — U.S. government and agency securities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury or Ginnie Mae, that are backed by the full-faith-and- credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Notwithstanding that these securities are backed by the full-faith-and-credit of the United States, circumstances could arise that could prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government agencies, such as Fannie Mae and Freddie Mac, are not backed by the full-faith-and-credit of the United States and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government agency securities that are not backed by the full-faith-and-credit of the United States are subject to greater credit risk.

•	Security selection risk — securities selected for the Portfolio may perform differently than expected.

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Non-diversified fund risk — the Portfolio is classified as non-diversified. As such, the percentage of the Portfolio’s assets that may be invested in any single issuer or a few issuers is not limited by the 1940 Act. Investing a higher percentage of its assets in any one or a few issuers or types of investments could increase the Portfolio’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers or types of investments.

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Redemption risk — market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The Portfolio may experience periods of heavy redemptions that could cause it to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

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Risks of in-kind redemptions — to avoid liability for corporate federal income tax, the Portfolio, if administratively feasible, may require redeeming shareholders to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain.

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Warrant risk — warrants are securities issued by a company which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio would lose any amount it paid for the warrant.

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Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

Performance

The bar chart and average annual total return table provide an indication of the risks of investing in the Portfolio by showing yearly changes in the performance of the Portfolio’s Class I shares over the last ten calendar years and by showing how the average annual total returns of the Portfolio’s Class I, Class A and Class C shares for various periods compare with two broad-based market indexes, which are described in “Descriptions of Market Indexes” in the Portfolio’s Prospectus. If the investment adviser had not agreed to waive or reimburse certain Portfolio expenses during a portion of this period, the Portfolio’s returns would have been less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

More recent performance information for the Portfolio can be obtained by visiting the Portfolio’s website, www.permanentportfoliofunds.com, or by calling the Portfolio’s Shareholder Services Office toll free at (800) 531-5142.

The bar chart shows the returns for the Portfolio’s Class I shares. The returns for the Portfolio’s Class A and Class C shares would have been lower than the Class I shares’ returns shown in the bar chart because the expenses of those share classes are higher. The average annual total return table shows the Portfolio’s average annual total returns for its Class I, Class A and Class C shares.

Permanent Portfolio Annual Total Returns Years Ended December 31

The year-to-date return through the calendar quarter ended March 31, 2024 was 6.09%.

Highest/lowest quarterly return during the period shown:

Highest Quarter	Lowest Quarter
2nd Quarter 2020 17.44%	1st Quarter 2020 -12.49%

Average Annual Total Returns (for the periods ended December 31, 2023)

Permanent Portfolio	1 Year	5 Years	10 Years	Since Inception[1]
Class I
Return Before Taxes	11.96%	10.27%	5.70%	6.31%
Return After Taxes on Distributions	11.53%	9.55%	4.75%	5.63%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.29%	8.04%	4.31%	5.27%
Class A
Return Before Taxes	6.11%	8.88%	—	6.59%
Class C
Return Before Taxes	9.84%	9.17%	—	6.51%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.26%	1.91%	1.26%	3.54%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	11.61%

1 Inception date for Class I shares was December 1, 1982. Inception date for Class A and Class C shares was May 31, 2016. Date used to calculate performance since inception for the indices is the inception date of the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. “Return After Taxes on Distributions and Sale of Portfolio Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown only for Class I shares. After-tax returns for Class A and Class C shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Pacific Heights Asset Management, LLC (“Pacific Heights”) serves as the Portfolio’s investment adviser.

Portfolio Manager

Pacific Heights’ manager and indirect sole member, Michael J. Cuggino (also its President and Chief Executive Officer), has been the Portfolio’s portfolio manager since May 1, 2003.

Purchase and Sale of Portfolio Shares

You may purchase, sell (redeem) or exchange shares of the Portfolio on any day the New York Stock Exchange is open, at the Portfolio’s net asset value per share next determined after your order is received in good order, subject to any applicable sales charge. Shares of the Portfolio are available directly from the Portfolio’s transfer agent and brokerage firms and other financial intermediaries who have entered into distribution or servicing agreements with the Portfolio’s distributor.

The following applies to purchases of shares of the Portfolio directly from the Portfolio’s transfer agent. Financial intermediaries may impose different minimum purchase or other requirements.

To establish an account (including retirement plan accounts)	$1,000
To establish an automatic investment plan account	$100
Subsequent investment in any account	$100

Once you have established a shareholder account, you may purchase or sell (redeem) shares of the Portfolio on any business day.

By U.S. Mail: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201	By Overnight Delivery Service: Permanent Portfolio Family of Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

By Telephone: Call (800) 341-8900 (for subsequent investments only)	By Wire: Call (800) 341-8900 (for instructions)

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Portfolio makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a financial intermediary, such as a bank, brokerage firm, workplace retirement program or financial adviser, the Portfolio and/or Pacific Heights may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.

Permanent Portfolio®, The Permanent Portfolio Family of Funds®, A Fund for All Seasons® and The Permanent Portfolio Family of Funds logo are registered trademarks of Pacific Heights Asset Management, LLC. Copyright © 2024 Permanent Portfolio Family of Funds. All rights reserved.